UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: July 17, 2002

                        COMMISSION FILE NUMBER: 333-30914


                                 XTREME COMPANIES, INc.
         ---------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)

           Nevada                                       88-0394012
----------------------------------------            --------------------
(State or other jurisdiction of                     (I.R.S. Employer
 incorporation or organization)                     Identification No.)

  8100 West Sahara Avenue, Suite 200
      Las Vegas, Nevada                                   89117
----------------------------------------            --------------------
(Address of principal executive offices)                (Zip Code)

                                  XTREME WEBWORKS
         ----------------------------------------------------------------
         (Former name, former address and former fiscal year, if changed since last report.)



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Item 5. Other Events.

On July 16, 2002, Xtreme Companies signed a Settlement Agreement in the Breach of Employment Contract case of Xtreme Webworks v. Marlon et. al. "Without admissions of fault and for the sole purpose of ending any possible litigation" the Court ordered the dismissal of all claims between Xtreme and Marlon. As a condition of the Settlement, Marlon shall transfer any and all Shares of Xtreme's common stock back to the Company. Gordon & Silver, attorneys for Xtreme returned the certificate numbered 2272 for 37,251 shares to Xtreme's main office on July 16, 2002. The shares are to be returned to the treasury of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              XTREME COMPANIES, INC.
                              ----------------------
                              (Name of Registrant)



Date:  July 17, 2002                   By:  /s/ SHAUN HADLEY
                                          ----------------
                                                SHAUN HADLEY
                                                PRESIDENT






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